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Marriott Reports 2015 Was An Outstanding Year For New Hotel Signings And Openings At American Lodging And Investment Industry Conference

BETHESDA, Md., January 26, 2016 - Marriott International, Inc. (NASDAQ: MAR) today said that 2015 was an outstanding year for hotel owners selecting Marriott to manage or franchise new hotels across its global portfolio of 19 brands, with contracts signed for hotels totaling 104,000 rooms during the year.

“The contracts we signed in 2015 encompass more than $15 billion of investment by our owners, and represent a tremendous vote of confidence in Marriott’s brands,” said Arne Sorenson, Marriott’s president and chief executive officer. “Marriott’s new signings reflect broadly distributed growth across the company’s global hotel portfolio, and demonstrate the extraordinary appeal of Marriott’s brands to customers, industry-leading innovation, significant scale, highly effective systems, and the best associates in the business - all of which attract hotel owners and lenders to our portfolio.”

In 2015, Marriott opened 300 hotels with nearly 52,000 rooms, including 9,600 rooms through the acquisition of Delta Hotels & Resorts. Approximately a third of the company’s openings were outside North America, and nearly one-third of the rooms were conversions from other brands or acquired, including the Delta transaction. Nearly half of the rooms opened in 2015 were under the flags of Marriott’s select-service portfolio. At the end of 2015, Marriott had more than 4,400 properties with nearly 760,000 rooms.

Tony Capuano, Marriott’s chief development officer, said, “Marriott’s success reflects preference for the company’s brands, including new brands we have added in the past six years, as well as our leading revenue producing platforms, significant RevPAR index premiums, and a highly energized in-market global development team.”

Marriott’s newest brand platforms include AC by Marriott, Autograph Collection, Delta, EDITION, Gaylord, Moxy, and Protea.

Of the new brands, Marriott’s luxury and lifestyle portfolio focused on millennial and millennial-minded travelers has made a mark. The forward thinking that led to the creation and development of these new brands was an important factor in Forbes Magazine naming Marriott as one of the World’s Most

Innovative Companies in 2015, the highest ranked hospitality company so recognized. Marriott’s Autograph Collection Hotels, a portfolio of iconic, independent hotels, comprises 95 hotels across four continents, with 2016 openings including the Plaza Hotel in Seoul, Korea and the Playa Largo Resort in Key Largo, Florida. AC by Marriott has more than 80 hotels and opened a stylish new property in Miami Beach in 2015. Planned AC by Marriott openings include Guadalajara, Mexico in 2016. Moxy hotels will open in New Orleans and Berlin in 2016, and EDITION, in the luxury boutique segment, will open its next hotel in Bangkok in 2016, with properties already open in London, New York, Miami Beach and Istanbul.

Other spectacular hotels the company opened in 2015 include the JW Marriott Venice Resort & Spa and Mandapa, a Ritz-Carlton Reserve in Bali. In 2016 the company said it also expects to welcome a new trend-setter destination to its Renaissance brand, the Renaissance Paris Republique.

In November 2015, Marriott announced it had signed a binding agreement to acquire Starwood Hotels & Resorts Worldwide (“Starwood”) through a merger transaction. Marriott has filed a joint proxy and registration statement on Form S-4 with the U.S. Securities and Exchange Commission (SEC). Marriott and Starwood intend to proceed with shareholder votes on the proposed merger after the SEC declares the joint proxy/registration statement effective and are proceeding with required regulatory approvals around the world. Marriott expects to close the transaction in mid-2016.

Marriott International, Inc. (NASDAQ: MAR) is a global leading lodging company based in Bethesda, Maryland, USA, with more than 4,400 properties in 87 countries and territories. Marriott International reported revenues of nearly $14 billion in fiscal year 2014. The company operates and franchises hotels and licenses vacation ownership resorts under 19 brands. For more information or reservations, please visit our website at www.marriott.com, and for the latest company news, visit www.marriottnewscenter.com.

Note on forward-looking statements: This press release contains “forward-looking statements” within the meaning of federal securities laws, including the number of lodging properties we expect to add to our system in the future; our anticipated timing for closing the Starwood transaction; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent quarterly report on Form 10-Q and, for the Starwood transaction, the combined preliminary proxy statement on Form S-4 that we filed with the U.S. Securities and Exchange Commission on December 22, 2015. Risks that could affect forward-looking statements in this press release include changes in market conditions; the pace of the economy; supply and demand changes for hotel rooms; competitive conditions in the lodging industry; relationships with clients and property owners; and the availability of capital to finance hotel growth and refurbishment; and satisfaction of the closing conditions for the Starwood transaction, including receipt of necessary approvals. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of the date of this press release, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

No Offer of Solicitation:  The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Additional Information and Where to Find It:  This communication relates to a proposed business combination between Marriott and Starwood. In connection with this proposed business combination, on December 22, 2015, Marriott filed with the SEC a registration statement on Form S-4 containing a preliminary joint proxy statement/prospectus of Marriott and Starwood and other documents related to the proposed transaction. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, Marriott and Starwood will each file with the SEC a definitive proxy statement/prospectus and a definitive proxy statement/prospectus will be mailed to stockholders of Marriott and Starwood. INVESTORS AND SECURITY HOLDERS OF MARRIOTT AND STARWOOD ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents (when available) that Marriott and Starwood file with the SEC at the SEC’s website at www.sec.gov. In addition, these documents may be obtained from Marriott free of charge by directing a request to investorrelations@marriott.com, or from Starwood free of charge by directing a request to ir@starwoodhotels.com.
Participants in Solicitation:  Marriott, Starwood, and certain of their respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Investors and security holders may obtain information regarding the names, affiliations and interests of Marriott’s directors and executive officers in Marriott’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 19, 2015, in its proxy statement for its 2015 Annual Meeting, which was filed with the SEC on April 7, 2015, and in the joint proxy/registration statement on Form S-4, which was filed by Marriott with the SEC on December 22, 2015. Information regarding the names, affiliations and interests of Starwood’s directors and executive officers may be found in Starwood’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 25, 2015, in its definitive proxy statement for its 2015 Annual Meeting, which was filed with the SEC on April 17, 2015, and in the joint proxy/registration statement on Form S-4, which was filed by Marriott with the SEC on December 22, 2015. These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Contacts:	Tom Marder, (301) 380-2553, thomas.marder@marriott.com Felicia McLemore, (301) 380-2702, felicia.mclemore@marriott.com